Exhibit 99.1

FOR IMMEDIATE RELEASE

TechTarget Announces Closing of Previously Announced Acquisition of BrightTALK

Newton, MA — December 23, 2020 — TechTarget, Inc. (Nasdaq: TTGT), the global leader in B2B technology purchase intent data today announced the closing of the previously announced acquisition of BrightTALK Limited, a private company incorporated in England. As a leading marketing platform for webinars and virtual events in the enterprise IT market, the BrightTALK acquisition will enable TechTarget to significantly expand its proprietary first-party purchase intent data and its opt-in audience.

“We are happy to complete this acquisition of BrightTALK,” said Michael Cotoia, Chief Executive Officer of TechTarget. “We are excited to continue accelerating value delivery to our customers.”

“Everyone on the BrightTALK team is thrilled about what this combination of great content and great data will bring to the market,” added Paul Heald, BrightTALK’s Co-Founder and CEO.

About TechTarget

TechTarget (Nasdaq: TTGT) is the global leader in purchase intent-driven marketing and sales services that deliver business impact for enterprise technology companies. By creating abundant, high-quality editorial content across more than 140 highly targeted technology-specific websites, TechTarget attracts and nurtures communities of technology buyers researching their companies’ information technology needs. By understanding these buyers’ content consumption behaviors, TechTarget creates the purchase intent insights that fuel efficient and effective marketing and sales activities for clients around the world.

TechTarget has offices in Boston, London, Munich, Paris, San Francisco, Singapore and Sydney. For more information, visit techtarget.com and follow us on Twitter @TechTarget.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this press release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including, but not limited to, statements regarding our intent, beliefs or current expectations and those of our management team with respect to our acquisition of BrightTALK and our updated revenue guidance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. These forward-looking statements involve known and unknown risks and uncertainties that may cause TechTarget’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the risk that TechTarget will not realize the anticipated benefits of the transaction; the risk that TechTarget will not be able to successfully integrate BrightTALK’s business into TechTarget’s business; the risk that TechTarget will incur higher than expected or unexpected costs in connection with the transaction; the risk that TechTarget will not be able to retain or hire key personnel; the risk that disruption from the transaction may adversely affect TechTarget’s business, including its relationships with its customers and employees; and such other factors as are set forth in the risk factors detailed from time to time in TechTarget’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in TechTarget’s Annual Report on Form 10-K for the year ended December 31, 2019 and TechTarget’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which are incorporated herein by reference. TechTarget specifically disclaims any obligation to update these forward-looking statements, except to the extent required by law.

(C) 2020 TechTarget, Inc. All rights reserved. TechTarget and the TechTarget logo are registered trademarks of TechTarget. Priority Engine is a trademark of TechTarget. All other trademarks are the property of their respective owners.

Contacts:

Investor Inquiries	Media Inquiries
Daniel T. Noreck	Garrett Mann
Chief Financial Officer	Director of Marketing
TechTarget	TechTarget
617-431-9449	617-431-9371
dnoreck@techtarget.com	gmann@techtarget.com